AWARD  /  CONTRACT
1.  THIS  CONTRACT  IS  A  RATED  ORDER  UNDER  DPAS  (15  CFR  350)
RATING  DO-C9     PAGE   of  PAGES    1           21

2.  CONTRACT  (PROC.  INST.  IDENT.)  NO.       FA9453-04-C-0159

3.  EFFECTIVE  DATE:  Aug  23,  2004

4.  REQUISITION  /  PURCHASE  REQUEST  /  PROJECT  NO.  See  Section  G

5.  ISSUED  BY   AFRL/PK8VE          CODE     FA9453
AF  RESEARCH  LABORATORY  (DET  8)
DIRECTORATE  OF  CONTRACTING\PKVE
2251  MAXWELL  ST.  SE
KIRTLAND  AFB  ,   NM  87117-5773
KARLA  M.  VLAHOULIS      (505)853-3359
karla.vlahoulis@kirtland.af.mil

6.  ADMINISTERED  BY  (IF  OTHER  THAN  ITEM  5)     CODE:  S0514A
DCMA  SAN  DIEGO
7675  DAGGET  STREET
SUITE  200SAN  DIEGO  CA  92111-2241
SAN_DIEGO@DCMA.MIL

SCD:  C   PAS:  (NONE)

7.  NAME  AND  ADDRESS  OF  CONTRACTOR
(NO.,  STREET,  CITY,  COUNTY,  STATE  AND  ZIP  CODE)
SPACEDEV,  INC
13855  STOWE  DR
POWAY  CA  92064-
(858)  375-2030
CAGE  CODE   1J2T1

8.  DELIVERY
[  ]  FOB  Origin
[x]  other  (see  below)

9.  DISCOUNT  FOR  PROMPT  PAYMENT:  N

10.  SUBMIT  INVOICES:
(4  COPIES  UNLESS  OTHERWISE  SPECIFIED)
TO:  The  Address  shown  in:  ITEM  See  Block  12

11.  SHIP  TO  /  MARK  FOR:     CODE
See  Section  F

12.  PAYMENT  WILL  BE  MADE  BY:      CODE:  HQ0339
DFAS  COLUMBUS  CENTER
DFAS-CO/WEST  ENTITLEMENT  OPS
P.O.  BOX  182381
COLUMBUS  OH  43218-2381

EFT:  T

THE  ADDRESS  SHOWN  IN
13.  AUTHORITY  FOR  OTHER  THAN  FULL  AND  OPEN  COMPETITION

14.  ACCOUNTING  AND  APPROPRIATION  DATA:  See  Section  G

15A.  ITEM  NO:  See  Section  B
15B.  SUPPLIES/SERVICES
15C.  QUANTITY
15D.  UNIT
15E.  UNIT  PRICE
15F.  AMOUN
15G.  TOTAL  AMOUNT  OF  CONTRACT:  $739,135.00

16. Table of Contents

     SEC    DESCRIPTION                           PAGE(S)     SEC     DESCRIPTION                            PAGE(S)
                  PART I - THE SCHEDULE                                      PART II - CONTRACT CLAUSES
*     A     SOLICITATION/CONTRACT FORM                 1  *     I        CONTRACT CLAUSES                       17
*     B     SUPPLIES OR SERVICES AND
               PRICES/COSTS                            2              PART III - LIST OF DOCUMENTS, EXHIBITS
                                                                                    &  ATTACHMENTS
*     C     DESCRIPTION/SPECS./WORK
                STATEMENT                              5 *     J       LIST OF ATTACHMENTS                      21
*     D     PACKAGING AND MARKING                      6          PART IV - REPRESENTATIONS AND
                                                                           INSTRUCTIONS
*     E     INSPECTION AND ACCEPTANCE                  7       K   REPRESENTATIONS, CERTIFICATIONS
                                                                    AND OTHER STATEMENTS OF OFFERORS
*     F     DELIVERIES OR  PERFORMANCE                9
*     G     CONTRACT ADMINISTRATION DATA             13      L   INSTRS., CONDS., AND NOTICES TO
*     H     SPECIAL CONTRACT REQUIREMENTS            15      M   EVALUATION FACTORS FOR AWARD

          CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
17.     [X]     Contractor's  Negotiated  Agreement
 (Contractor is required to sign this document and return 1 copies to issuing office). Contractor agrees to furnish and deliver all items or perform all services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents:
(a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] Award (Contractor is not required to sign this document). Your offer on solicitation number including the additions or changes made by you which additions or changes set forth in full above, is hereby accepted as to items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A.  NAME  AND  TITLE  OF  SIGNER  (TYPE  OR  PRINT)
RICHARD  B.  SLANSKY,  CFO
19B.  Name  of  Contractor
By  /s/  Richard  B.  Slansky
--------------------------------
(signature  of  person  authorized  to  sign)
19C.  Date  Signed
20  Aug  2004

20A.  NAME  OF  CONTRACTING  OFFICER
F.  TAPIA
20B.  United  States  of  America
by  /s/  F.  Tapia
-----------------------------------------
(signature  of  Contracting  Officer)
20C.  Date  Signed
23  Aug  2004
---------------------

NSN  7540-01-152-8069                            STANDARD  FORM  26  (Rev  4-85)
Previous  Editions  unusable      Prescribed  by  GSA  FAR  (48  CFR)  53.214(a)
ConWrite  Version  6.1.5                      Created  18  Aug  2004   10:47  AM


PART  I  -  THE  SCHEDULE
SECTION  B  -  SUPPLIES  OR  SERVICES  AND  PRICES/COSTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                  Qty                Unit  Price
ITEM     SUPPLIES  OR  SERVICES           Purch  Unit        Total  Item  Amount
----     ----------------------           -----------        -------------------

0001                                               1                 $739,135.00
                                                 Lot                 $739,135.00
          Noun:                SMALL  SATELLITE  BUS  TECHNOLOGIES
          ACRN:                9
          NSN:                 N  -  Not  Applicable
          DD1423 is Exhibit:   A
          Contract  type:      U  -  COST  PLUS  FIXED  FEE
          Inspection:          SOURCE
          Acceptance:          SOURCE
          FOB:                 SOURCE
          Descriptive  Data:
          Contractor shall furnish the necessary qualified personnel, materials, facilities, supplies, travel and services to perform research and development in accordance with the Statement of Work (SOW) entitled "Small Satelite Bus Technologies", dated 8 August 2004, Section C, Clause C003, Incorporated Documents/Requirements (APR 1998). Submit data and reports in accordance with Section J, Exhibit A, Contract
          Data Requirements List (CDRL), DD Form 1423-1, Items A001 - A005 and B001 dated 8 Jun 2004.


000101
          Noun:                Funding  Info  Only
          ACRN:                AA             $739,135.00
          PR/MIPR:             GAFRL046251752                        $739,135.00

0002                                               1                         NSP
                                                 Lot                         NSP
          Noun:                DATA  AND  REPORTS
          ACRN:                U
          NSN:                 N  -  Not  Applicable
          DD1423 is Exhibit:   A
          Contract  type:      U  -  COST  PLUS  FIXED  FEE
          Inspection:          DESTINATION
          Acceptance:          DESTINATION
          FOB:                 DESTINATION
          Descriptive  Data:
          Submit data and reports in accordance with Section J, Exhibit A, Contract Data Requirements List (CDRL), DD Form 1423-1, Items A001 - A005 and B001, dated 8 June 2004.

                                      PAGE
                                                     SECTION B  FA9453-04-C-0159
                                                     ---------------------------
                                                                    PAGE 2 OF 21

PART  I  -  THE  SCHEDULE
SECTION  B  -  SUPPLIES  OR  SERVICES  AND  PRICES/COSTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                  Qty                Unit  Price
ITEM     SUPPLIES  OR  SERVICES           Purch  Unit        Total  Item  Amount
----     ----------------------           -----------        -------------------

0003                                               1                         NSP
                                                Each                         NSP
          Noun:                SMALL  SATELLITE  BUS  TECHNOLOGIES
          ACRN:                U
          NSN:                 N  -  Not  Applicable
          Contract  type:      U  -  COST  PLUS  FIXED  FEE
          Inspection:          DESTINATION
          Acceptance:          DESTINATION
          FOB:                 DESTINATION
          Descriptive  Data:
          The Contractor shall deliver hardware in accordance with theStatement of Work entitled "Small Satellite Bus Technologies", Section C, Clause C003, Incorporated Documents/Requirements (APR 1998), attached and made a part of this contract.

The  price  of  this  hardware  in  included  in  CLIN  0001.

                                      PAGE
                                                     SECTION B  FA9453-04-C-0159
                                                     ---------------------------
                                                                    PAGE 3 OF 21


PART  I  -  THE  SCHEDULE
SECTION  B  -  SUPPLIES  OR  SERVICES  AND  PRICES/COSTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:


OTHER  CONTRACT  CLAUSES  IN  FULL  TEXT
----------------------------------------

B054  IMPLEMENTATION  OF  LIMITATION  OF  FUNDS  (FEB  2003)  (TAILORED)

     (a) The sum allotted to this contract and available for payment of costs under CLINs 0001 - 0003 through contract completion in accordance with the clause in Section I entitled "Limitation of Funds" is SEVEN HUNDRED THIRTY NINE THOUSAND ONE HUNDRED THIRTY FIVE DOLLARS AND NO CENTS ($739,135.00).

B058  PAYMENT  OF  FEE  (CPFF)  (FEB  2003)  (TAILORED)

The estimated cost and fee for this contract are shown below. The applicable fixed fee set forth below may be increased or decreased only by negotiation and modification of the contract for added or deleted work. As determined by the contracting officer, it shall be paid as it accrues, in regular installments based upon the percentage of completion of work (or the expiration of the agreed-upon period(s) for term contracts).

Estimated  Cost:  $692,398.00
Fee:  $46,737.00



                                      PAGE
                                                     SECTION B  FA9453-04-C-0159
                                                     ---------------------------
                                                                    PAGE 4 OF 21


PART  I  -  THE  SCHEDULE
SECTION  C  -  DESCRIPTION/SPECS./WORK  STATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:


OTHER  CONTRACT  CLAUSES  IN  FULL  TEXT
----------------------------------------

C003  INCORPORATED  DOCUMENTS/REQUIREMENTS  (APR  1998)

1. Work called for by the contract line items specified in SECTION B shall be performed in accordance with the following:

   The Statement of Work (SOW) entitled "Small Satellite Bus Technologies," dated 6 August 2004, attached hereto and made a part of the contract.

2.  TECHNICAL  INTERCHANGE  MEETINGS  (TIMs)

     Technical Interchange Meetings (TIMs) with the contractor are anticipated during the period of performance. Two (2) TIMs shall take place at AFRL, Kirtland AFB, NM.

3.  MEASUREMENT  SYSTEMS

     All measurement units in all documents presented to the Air Force shall be as proposed by the contractor.



                                      PAGE
                                                     SECTION C  FA9453-04-C-0159
                                                     ---------------------------
                                                                    PAGE 5 OF 21



PART  I  -  THE  SCHEDULE
SECTION  D  -  PACKAGING  AND  MARKING
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:


AIR  FORCE  MATERIEL  COMMAND FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT
--------------------------------------------------------------------------------
CLAUSES
-------

5352.247-9008     CONTRACTOR  COMMERCIAL  PACKAGING  (AFMC)  (SEP  1998)




                                      PAGE
                                                     SECTION D  FA9453-04-C-0159
                                                     ---------------------------
                                                                    PAGE 6 OF 21

PART  I  -  THE  SCHEDULE
SECTION  E  -  INSPECTION  AND  ACCEPTANCE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:


A.  FEDERAL  ACQUISITION  REGULATION  CONTRACT  CLAUSES
-------------------------------------------------------

52.246-09     INSPECTION  OF  RESEARCH  AND DEVELOPMENT (SHORT FORM)  (APR 1984)

B.  DEFENSE  FEDERAL  ACQUISITION  REGULATION  SUPPLEMENT  CONTRACT  CLAUSES
----------------------------------------------------------------------------

252.246-7000     MATERIAL  INSPECTION  AND  RECEIVING  REPORT  (MAR  2003)


II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:


OTHER  CONTRACT  CLAUSES  IN  FULL  TEXT
----------------------------------------

E006  RECEIVING  REPORT  (DD  FORM  250) MAILING ADDRESS  (APR 1998)  (TAILORED)

     (a) Submit original DD Form(s) 250 for all items deliverable under this contract (e.g. hardware, software, exhibit line items, status reports, services, etc.) to the following address:

               AFRL/VSSV
               Attn:  Project  Officer
               3550  Aberdeen  Avenue,  SE
               Kirtland  AFB,  NM  87117-5776
               Mark  for:  FA9453-04-C-0159


     (b) Submit original Z-coded DD Form 250 for the final Scientific and Technical Report to the following address:

               AFRL/VSSV
               Attn:  Project  Officer
               3550  Aberdeen  Avenue,  SE
               Kirtland  AFB,  NM  87117-5776
               Mark  for:  FA9453-04-C-0159


     (c) In addition, a copy of the DD Form 250 shall accompany each shipment for all deliverable items. Shipment addresses are specified in Section F of the schedule and/or on the Contract Data Requirements List.


     (d) PROCESSING STATUS. Any inquiry as to the processing status of a DD Form 250 should be made to the following office:

               Det  8  AFRL/PKVV
               Attn:  Contract  Specialist
               2251  Maxwell  Ave.  SE,  Bldg.  424
               Kirtland  AFB,  NM  87117-5773
               Mark  for:  FA9453-04-C-0159

                                      PAGE
                                                     SECTION E  FA9453-04-C-0159
                                                     ---------------------------
                                                                    PAGE 7 OF 21

PART  I  -  THE  SCHEDULE
SECTION  E  -  INSPECTION  AND  ACCEPTANCE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

E007  INSPECTION  AND  ACCEPTANCE  AUTHORITY  (APR  1998)  (TAILORED)

Inspection and acceptance for all Contract and Exhibit Lines or Subline Items shall be accomplished by the Project Officer, Air Force Research Laboratory (AFRL/VSSV), 3550 Aberdeen Ave. SE, Kirtland AFB NM 87117-5776.

                                      PAGE
                                                     SECTION E  FA9453-04-C-0159
                                                     ---------------------------
                                                                    PAGE 8 OF 21

PART  I  -  THE  SCHEDULE
SECTION  F  -  DELIVERIES  OR  PERFORMANCE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                SHIP    MARK    TRANS
ITEM           SUPPLIES SCHEDULE DATA     QTY   TO      FOR     PRI         DATE
----           ------------------------   ---   --      ---     ---        -----

0001                                      1     FA9453  FA9453       22 May 2006

               Noun:                      SMALL SATELLITE  BUS  TECHNOLOGIES
               ACRN:                      9
               Descriptive  Data:
               All data and reports shall be delivered in accordance with Section J, Exhibit A, Contract Data Requirements List (CDRL), DD Form 1423-1, Items A001 - A005 and B001, dated 8 June 2004. See DD Form 1423-1 and Section F for mailing addressees and addresses.

               The  technical  period  of  performance  ends  22  Feb  2006.

               The  contract  completion  date  is  22 May 2006.


0002                                      1     FA9453  FA9453             ASREQ

               Noun:                      DATA  AND  REPORTS
               ACRN:                      U
               Descriptive  Data:
               All data and reports shall be delivered in accordance with Section J, Exhibit A, Contract Data Requirements List (CDRL), DD Form 1423-1, Items A001 - A005 and B001, dated 8 Jun 2004.

               The  technical  period  of  performance  ends  22 Feb 2006.

               The Contractor shall deliver the draft version of the Scientific and Technical Report NLT 22 Mar 2006.

               The Government shall provide comments on the draft Scientific and Technical Report to the Contractor NLT 22 Apr 2006.

               The Contractor shall deliver the final version of the Scientific and Technical Report NLT 22 Mar 2006.

               The final Success Story and Marketing Strategy Report and DD Form 882 Patent Report, shall be delivered NLT 22 Mar 2006.

                                      PAGE
                                                     SECTION F  FA9453-04-C-0159
                                                     ---------------------------
                                                                    PAGE 9 OF 21


PART  I  -  THE  SCHEDULE
SECTION  F  -  DELIVERIES  OR  PERFORMANCE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                SHIP    MARK    TRANS
ITEM           SUPPLIES SCHEDULE DATA     QTY   TO      FOR     PRI         DATE
----           ------------------------   ---   --      ---     ---        -----

0003                                      1     FA9453  FA9453       22 May 2006

               Noun:                      SMALL  SATELLITE  BUS  TECHNOLOGIES
               ACRN:                      U
               Descriptive  Data:
               The Contractor shall deliver hardware in accordance with the Statement of Work entitled "Small Satellite Bus Technologies", as per Section C, Clause C003, Incorporated Documents/Requirements (APR 1998).

               Hardware  to  be  delivered:  Spacecraft  Simulator

               Hardware  shall  be delivered to AFRL/PSLS NLT 22 May 2006.

                                      PAGE
                                                     SECTION F  FA9453-04-C-0159
                                                     ---------------------------
                                                                   PAGE 10 OF 21

PART  I  -  THE  SCHEDULE
SECTION  F  -  DELIVERIES  OR  PERFORMANCE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:


FEDERAL  ACQUISITION  REGULATION  CONTRACT  CLAUSES
---------------------------------------------------

52.242-15     STOP-WORK  ORDER  (AUG  1989)  -  ALTERNATE  I  (APR  1984)
52.247-34     F.O.B.  DESTINATION  (NOV  1991)


II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:


OTHER  CONTRACT  CLAUSES  IN  FULL  TEXT
----------------------------------------

F003  CONTRACT  DELIVERIES  (FEB  1997)

The following terms, if used within this contract in conjunction with contract delivery requirements (including data deliveries), are hereby defined as follows:

     (a) "MAC" and "MARO" mean "months after the effective date for award of the contractual action (as shown in block 3, Section A, SF 26)".

     (b) "WARO" means "weeks after the effective date for award of the contractual action".

     (c) "DARO" means "days after the effective date for award of the contractual action".

     (d) "ASREQ" means "as required". Detailed delivery requirements are then specified elsewhere in Section F.

F005  DELIVERY  OF  REPORTS  (OCT  1998)

     (a) All data shall be delivered in accordance with the delivery schedule shown on the Contract Data Requirements List, attachments, or as incorporated by reference.

     (b) All reports and correspondence submitted under this contract shall include the contract number and project number and be forwarded prepaid. A copy of the letters of transmittal shall be delivered to the Procuring Contracting Officer (PCO) and Administrative Contracting Officer (ACO). The addresses are set forth on the contract award cover page. All other address(es) and code(s) for consignee(s) are as set forth in the contract or incorporated by reference.

F007  SHIPMENT  ADDRESS  (SEP  1997)  (TAILORED)

AFRL/VSSV
Attn:  Project  Manager
3550  Aberdeen  Ave  SE
Kirtland  AFB,  NM  87117-5776
Marked  for:  FA9453-04-C-0159


AFRL/PKVV
Attn:  Contract  Specialist
2251  Maxwell  Ave  SE,  Bldg.  424
Kirtland  AFB,  NM  87117-5773
Marked  for:  FA9453-04-C-0159

                                      PAGE
                                                     SECTION F  FA9453-04-C-0159
                                                     ---------------------------
                                                                   PAGE 11 OF 21

PART  I  -  THE  SCHEDULE
SECTION  F  -  DELIVERIES  OR  PERFORMANCE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

AFRL/SVIR
Attn:  Jan  Mosher
3550  Aberdeen  Ave  SE,  Bldg.  414,  Room  3A
Kirtland  AFB,  NM  87117-5776
Marked  for:  FA9453-04-C-0159


AFRL/VSOT  SBIR
Attn:  SBIR  Program  Manager
3600  Hamilton  Ave.  SE,  Bldg.  382
Kirtland  AFB  NM  87117-5776
Mark  for:  FA9453-04-C-0159

ACO:  S0514A
DCMA  San  Diego
7675  Dagget  Street,  Suite  200
San  Diego,  CA  92701
Marked  for:  FA9453-04-C-0159



                                      PAGE
                                                     SECTION F  FA9453-04-C-0159
                                                     ---------------------------
                                                                   PAGE 12 OF 21

PART  I  -  THE  SCHEDULE
SECTION  G  -  CONTRACT  ADMINISTRATION  DATA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:


OTHER  CONTRACT  CLAUSES  IN  FULL  TEXT
----------------------------------------

G002  PROGRAM  MANAGER  (MAY  1997)

Program  Manager:  AFRL/VSSV

G005 PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (MAR 2001)

Payment for all effort under this contract should be made in the order and amounts shown in the informational subline item(s) in Section B, CLIN 0001 of the contract and recapped below. Exhaust the funds in each ACRN before using funds from the next listed ACRN.

ACRN               SUBCLIN  NO.               TOTAL  OBLIGATED
AA                 000101                     $739,135.00

     a. This contract will be funded by multiple accounting classification citations. Payment shall be made from ACRNs in alphabetical order (AA, AB, etc). DO NOT USE A PRORATED METHOD to pay, disburse and liquidate funds. Do not liquidate any funds from an ACRN unless the preceding ACRNs have been fully liquidated, or if revised payment instructions are provided per paragraph b. below.

     b. Additional ACRNs will be assigned when new accounting classifications are available. When adding new ACRNs or changing existing ACRNs, the above payment instructions shall apply, unless specific revised payments instructions are provided as part of a contract modification.

G006  INVOICE  AND  PAYMENT  -  COST  REIMBURSEMENT  (FEB  1997)  (TAILORED)

Invoices (or public vouchers), supported by a statement of cost for performance under this contract, shall be submitted to the cognizant Defense Contract Audit Agency (DCAA) office. Under the provisions of DFARS 242.803(b), the DCAA auditor, is designated as the authorized representative of the contracting officer (CO) for examining vouchers received directly from the contractor.

Defense  Contract  Audit  Agency  (DCAA)  Office:

     North  County  Branch  Office  -  04171
     7675  Dagget  St.,  Suite  320
     San  Diego,  CA  92111
     Telephone:  (858)  616-8899
     Fax  No.:  (858)  616-8898/8897
     Email:  dcaa-fao4171@dcaa.mil

G015  IMPLEMENTATION  OF  TAXPAYER  IDENTIFICATION  NUMBER  (APR  1998)

In  accordance with FAR 52.204-03,  Taxpayer Identification Number is 84-1374613
..

Obligation
ACRN         Appropriation/Lmt Subhead/Supplemental Accounting Data       Amount
----         ------------------------------------------------------       ------

AA                                                                   $739,135.00
             57 43600 294 4735 663005 6VS0SV 58800 65502F 503000 F03000
             Funding breakdown:     On CLIB 000101:     $739,135.00
             PR/MIPR:               GAFRL046251752      $739,135.00
             JON:  3005VPLF

                                      PAGE
                                                     SECTION G  FA9453-04-C-0159
                                                     ---------------------------
                                                                   PAGE 13 OF 21

PART  I  -  THE  SCHEDULE
SECTION  G  -  CONTRACT  ADMINISTRATION  DATA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             Descriptive  data:
NOTE: THIS CONTRACT IS INCREMENTALLY FUNDED. DFAS-COLUMBUS SHOULD DEPLETE FUNDS USING ACRN AA FUNDS FIRST FOR PAYMENT. RDT&E (0400/3600) FUNDS ARE AVAILABLE FOR OBLIGATION FOR 2 YEARS, AFTER WHICH THEY BECOME EXPIRED FUNDS (FOR FIVE YEARS) AND ARE NOT AVAILABLE FOR NEW OBLIGATION. AFTER 7 YEARS THE FUNDS ARE CANCELLED AND CANNOT BE USED TO PAY ANY INVOICES OR BILLS. THE YEAR FOR EACH ACRN OR FUND CITE IS INDICATED IN THE DESCRIPTIVE DATA INFORMATION, i.e., FY01 FUNDS. PLEASE CONTACT THE CONTRACTING OFFICER AT (505) 846-5021 IF THERE ARE QUESTIONS IN THIS MATTER.

                                      PAGE
                                                     SECTION G  FA9453-04-C-0159
                                                     ---------------------------
                                                                   PAGE 14 OF 21

PART  I  -  THE  SCHEDULE
SECTION  H  -  SPECIAL  CONTRACT  REQUIREMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:


OTHER  CONTRACT  CLAUSES  IN  FULL  TEXT
----------------------------------------

H011  GUARANTEED FINAL REPORT (FEB 1997)

If this contract is terminated prior to completion, the Contractor agrees to provide a final report in accordance with Exhibit A, Data Item A001. During the life of the contract, the contractor shall continuously reserve sufficient funds from the amount allotted to guarantee the preparation and delivery of said final report.

H025  INCORPORATION  OF  SECTION  K  (OCT  1998)

Section  K  of  the  solicitation  is  hereby  incorporated  by  reference.

H029  IMPLEMENTATION  OF  DISCLOSURE  OF  INFORMATION  (OCT  1997)

In order to comply with DFARS 252.204-7000, Disclosure of Information, the following copies of the information to be released are required at least 45 days prior to the scheduled release date:

     (a) 5 copy(ies) to: Office of Public Affairs, 3350 Aberdeen Ave. SE, Kirtland AFB, NM 87117-5776

     (b) 1 copy(ies) to: Contracting Officer, AFRL/PKVV, 2251 Maxwell Ave. SE, Bldg. 424, Kirtland AFB, NM 87117-5773

     (c) 1 copy(ies) to: Program Manager, AFRL/VSSV, 3550 Aberdeen Ave. SE, Kirtland AFB, NM 87117-5776.

H032  PRINCIPAL  INVESTIGATOR  (MAR  1998)

The SpaceDev Principal Investigator for this effort is Mr. Jeffrey Janicik. No substitution shall be made without the prior written approval of the Air Force Procuring Contracting Officer (PCO).

H033  SOLICITATION  NUMBER  (APR  1998)

Solicitation  Number:  SBIR  04.1

H057 SMALL BUSINESS INNOVATION RESEARCH (SBIR) PHASE I AND PHASE II CONTRACT REQUIREMENTS (FEB 2003)

The following requirements of the FY 04 Department of Defense (DoD) solicitation for the Small Business Innovation Research (SBIR) program are incorporated herein by reference: ALL

PRS-H001 CONTRACTING OFFICER AUTHORIZATION (AUG 1993) - PL (IMPLEMENTATION) (JUL 2004)

The Contracting Officer shall be the only individual authorized to direct and/or redirect the effort or in any way amend any of the terms of this contract, other than those instances specifically delegated to an Administrative Contracting Officer or a Termination Contracting Officer by a contract clause of this contract or in writing by the Contracting Officer (CO). For purposes of this contract "the Contracting Officer" is the individual located at the issuing office, and may be abbreviated as "CO". Any changes made by contractor WITHOUT CO authority will be made at the contractor's own risk.

                                      PAGE
                                                     SECTION H  FA9453-04-C-0159
                                                     ---------------------------
                                                                   PAGE 15 OF 21

PART  I  -  THE  SCHEDULE
SECTION  H  -  SPECIAL  CONTRACT  REQUIREMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PRS-H002  DOCUMENTS  TO  DEFENSE TECHNICAL INFORMATION CENTER (DTIC)  (JUL 2004)

The Contractor shall not deliver any data product to DTIC, as technical reports will be provided to DTIC by AFRL.



                                      PAGE
                                                     SECTION H  FA9453-04-C-0159
                                                     ---------------------------
                                                                   PAGE 16 OF 21

PART  II  -  CONTRACT  CLAUSES
SECTION  I  -  CONTRACT  CLAUSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CONTRACT CLAUSES IN THIS SECTION ARE FROM THE FAR, DEFENSE FAR SUP, AIR FORCE FAR SUP, AND THE AIR FORCE MATERIEL COMMAND FAR SUP, AND ARE CURRENT THROUGH THE FOLLOWING UPDATES:

DATABASE_VERSION:  6.1.X.800;  ISSUED:  7/6/2004;  FAR:  FAC  2001-24 (PARTIAL);
DFAR:  DCN20040625;  DL.:  DL  98-021;  CLASS  DEVIATIONS: CD 2003O0003;  AFFAR:
2002  EDITION;  AFMCFAR:  AFMCAC  02-04;  AFAC:  AFAC  2004-0419;  IPN:  98-009



I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:


A.  FEDERAL  ACQUISITION  REGULATION  CONTRACT  CLAUSES
-------------------------------------------------------

52.202-01      DEFINITIONS  (JUN  2004)
52.203-03      GRATUITIES  (APR  1984)
52.203-05      COVENANT  AGAINST  CONTINGENT  FEES  (APR  1984)
52.203-06      RESTRICTIONS  ON SUBCONTRACTOR SALES TO THE GOVERNMENT (JUL 1995)
52.203-07      ANTI-KICKBACK  PROCEDURES  (JUL  1995)
52.203-08      CANCELLATION,  RESCISSION,  AND RECOVERY  OF FUNDS FOR ILLEGAL OR
               IMPROPER  ACTIVITY  (JAN  1997)
52.203-10      PRICE  OR  FEE  ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY  (JAN
               1997)
52.203-12      LIMITATION ON  PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS
               (JUN  2003)
52.204-04      PRINTED  OR  COPIED DOUBLE-SIDED  ON  RECYCLED  PAPER  (AUG 2000)
52.204-07      CENTRAL CONTRACTOR  REGISTRATION  (OCT  2003)
52.209-06      PROTECTING THE  GOVERNMENT'S  INTEREST  WHEN  SUBCONTRACTING WITH
               CONTRACTORS  DEBARRED,  SUSPENDED, OR PROPOSED FOR DEBARMENT (JUL
               1995)
52.215-02      AUDIT AND  RECORDS --  NEGOTIATION  (JUN  1999)
52.215-08      ORDER  OF  PRECEDENCE--UNIFORM  CONTRACT  FORMAT  (OCT  1997)
52.215-10      PRICE  REDUCTION  FOR  DEFECTIVE  COST OR PRICING DATA (OCT 1997)
52.215-12      SUBCONTRACTOR  COST  OR  PRICING  DATA  (OCT  1997)
52.215-14      INTEGRITY  OF  UNIT  PRICES  (OCT  1997)
52.215-15      PENSION  ADJUSTMENTS  AND  ASSET  REVERSIONS  (JAN  2004)
52.215-17      WAIVER  OF  FACILITIES  CAPITAL  COST  OF  MONEY  (OCT  1997)
52.215-18      REVERSION OR  ADJUSTMENT OF  PLANS  FOR  POSTRETIREMENT  BENEFITS
               (PRB)  OTHER  THAN  PENSIONS  (OCT  1997)
52.215-19      NOTIFICATION  OF  OWNERSHIP  CHANGES  (OCT  1997)
52.215-21      REQUIREMENTS  FOR COST  OR PRICING DATA OR INFORMATION OTHER THAN
               COST  OR  PRICING  DATA--MODIFICATIONS  (OCT  1997)
52.216-07      ALLOWABLE  COST  AND  PAYMENT  (DEC  2002)
52.216-08      FIXED  FEE  (MAR  1997)
52.219-06      NOTICE  OF  TOTAL  SMALL  BUSINESS  SET-ASIDE  (JUN  2003)
52.219-08      UTILIZATION  OF  SMALL  BUSINESS  CONCERNS  (MAY  2004)
52.219-14      LIMITATIONS  ON  SUBCONTRACTING  (DEC  1996)
52.222-02      PAYMENT  FOR  OVERTIME  PREMIUMS  (JUL  1990)
               Para  (a),  Dollar  amount  is  '$0.00'
52.222-03      CONVICT  LABOR  (JUN  2003)
52.222-21      PROHIBITION  OF  SEGREGATED  FACILITIES  (FEB  1999)
52.222-26      EQUAL  OPPORTUNITY  (APR  2002)
52.222-35      EQUAL  OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE
               VIETNAM  ERA,  AND  OTHER  ELIGIBLE  VETERANS  (DEC  2001)
52.222-36      AFFIRMATIVE  ACTION  FOR  WORKERS  WITH  DISABILITIES (JUN  1998)

                                      PAGE
                                                     SECTION I  FA9453-04-C-0159
                                                     ---------------------------
                                                                   PAGE 17 OF 21

PART  II  -  CONTRACT  CLAUSES
SECTION  I  -  CONTRACT  CLAUSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

52.222-37      EMPLOYMENT REPORTS  ON SPECIAL DISABLED VETERANS, VETERANS OF THE
               VIETNAM  ERA,  AND  OTHER  ELIGIBLE  VETERANS  (DEC  2001)
52.223-06      DRUG-FREE  WORKPLACE  (MAY  2001)
52.223-14      TOXIC  CHEMICAL  RELEASE  REPORTING  (AUG  2003)
52.225-13      RESTRICTIONS  ON  CERTAIN  FOREIGN  PURCHASES  (DEC  2003)
52.227-01      AUTHORIZATION  AND  CONSENT  (JUL  1995) - ALTERNATE I (APR 1984)
52.227-02      NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT
               (AUG  1996)
52.227-11      PATENT  RIGHTS --  RETENTION BY THE CONTRACTOR (SHORT FORM)  (JUN
               1997)
               Para  (l),  Communications:  'N/A'
52.228-07      INSURANCE  --  LIABILITY  TO  THIRD  PERSONS  (MAR  1996)
52.232-09      LIMITATION  ON  WITHHOLDING  OF  PAYMENTS  (APR  1984)
52.232-17      INTEREST  (JUN  1996)
52.232-22      LIMITATION  OF  FUNDS  (APR  1984)
52.232-23      ASSIGNMENT  OF  CLAIMS  (JAN  1986) -  ALTERNATE  I  (APR  1984)
52.232-25      PROMPT  PAYMENT  (OCT  2003)
52.232-33      PAYMENT   BY  ELECTRONIC   FUNDS   TRANSFER--CENTRAL   CONTRACTOR
               REGISTRATION  (OCT  2003)
52.233-01      DISPUTES  (JUL  2002)
52.233-03      PROTEST  AFTER  AWARD  (AUG  1996)  -  ALTERNATE  I  (JUN  1985)
52.242-01      NOTICE  OF  INTENT  TO  DISALLOW  COSTS  (APR  1984)
52.242-03      PENALTIES  FOR  UNALLOWABLE  COSTS  (MAY  2001)
52.242-04      CERTIFICATION  OF  FINAL  INDIRECT  COSTS  (JAN  1997)
52.242-13      BANKRUPTCY  (JUL  1995)
52.243-02      CHANGES -- COST-REIMBURSEMENT (AUG 1987) - ALTERNATE V (APR 1984)
52.244-02      SUBCONTRACTS  (AUG  1998)  -  ALTERNATE  I  (AUG  1998)
               Para  (e),  Contractor  shall  obtain  the  Contracting Officer's written consent before placing the following subcontracts: 'None'
               Para  (k),  Insert  subcontracts  that  were  evaluated  during negotiations:  'None'
52.244-05      COMPETITION  IN  SUBCONTRACTING  (DEC  1996)
52.244-06      SUBCONTRACTS  FOR  COMMERCIAL  ITEMS  (MAY  2004)
52.245-05      GOVERNMENT  PROPERTY (COST-REIMBURSEMENT,  TIME-AND-MATERIAL,  OR
               LABOR-HOUR  CONTRACTS)  (DEVIATION)  (MAY  2004)
52.246-23      LIMITATION  OF  LIABILITY  (FEB  1997)
52.247-01      COMMERCIAL  BILL  OF  LADING  NOTATIONS  (APR  1984)
52.247-67      SUBMISSION  OF  COMMERCIAL  TRANSPORTATION BILLS  TO  THE GENERAL
               SERVICES  ADMINISTRATION  FOR  AUDIT  (JUN  1997)
52.249-06      TERMINATION  (COST-REIMBURSEMENT)  (MAY  2004)
52.249-14      EXCUSABLE  DELAYS  (APR  1984)
52.253-01      COMPUTER  GENERATED  FORMS  (JAN  1991)

B.  DEFENSE  FEDERAL  ACQUISITION  REGULATION  SUPPLEMENT  CONTRACT  CLAUSES
----------------------------------------------------------------------------

252.201-7000   CONTRACTING  OFFICER'S  REPRESENTATIVE  (DEC  1991)
252.203-7001   PROHIBITION  ON  PERSONS  CONVICTED  OF  FRAUD  OR  OTHER
               DEFENSE-CONTRACT-RELATED  FELONIES  (MAR  1999)
252.204-7003   CONTROL  OF  GOVERNMENT  PERSONNEL  WORK  PRODUCT  (APR  1992)
252.204-7004   ALTERNATE  A  TO  FAR 52.204-7, CENTRAL CONTRACTOR REGISTRATION
               (NOV  2003)
252.205-7000   PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS  (DEC
               1991)
252.209-7000   ACQUISITION  FROM  SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION
               UNDER  THE  INTERMEDIATE-RANGE  NUCLEAR  FORCES (INF) TREATY (NOV
               1995)
252.209-7004   SUBCONTRACTING  WITH  FIRMS THAT ARE OWNED OR CONTROLLED BY THE
               GOVERNMENT  OF  A  TERRORIST  COUNTRY  (MAR  1998)
252.215-7000   PRICING  ADJUSTMENTS  (DEC  1991)
252.215-7002   COST  ESTIMATING  SYSTEM  REQUIREMENTS  (OCT  1998)

                                      PAGE
                                                     SECTION I  FA9453-04-C-0159
                                                     ---------------------------
                                                                   PAGE 18 OF 21

PART  II  -  CONTRACT  CLAUSES
SECTION  I  -  CONTRACT  CLAUSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

252.225-7004   REPORTING  OF  CONTRACT  PERFORMANCE  OUTSIDE THE UNITED STATES
               (APR  2003)
252.225-7012   PREFERENCE  FOR  CERTAIN  DOMESTIC  COMMODITIES  (JUN  2004)
252.225-7014   PREFERENCE  FOR  DOMESTIC  SPECIALTY  METALS  (APR  2003)
252.225-7016   RESTRICTION  ON  ACQUISITION  OF BALL AND ROLLER BEARINGS  (MAY
               2004)
252.225-7025   RESTRICTION  ON  ACQUISITION  OF  FORGINGS  (APR  2003)
252.225-7030   RESTRICTION  ON  ACQUISITION  OF CARBON, ALLOY, AND ARMOR STEEL
               PLATE  (APR  2003)
252.225-7031   SECONDARY  ARAB  BOYCOTT  OF  ISRAEL  (APR  2003)
252.226-7001   UTILIZATION  OF  INDIAN  ORGANIZATIONS,  INDIAN-OWNED  ECONOMIC
               ENTERPRISES,  AND  NATIVE  HAWAIIAN  SMALL BUSINESS CONCERNS (OCT
               2003)
252.227-7016   RIGHTS  IN  BID  OR  PROPOSAL  INFORMATION  (JUN  1995)
252.227-7018   RIGHTS  IN NONCOMMERCIAL TECHNICAL DATA AND COMPUTER SOFTWARE--
               SMALL  BUSINESS  INNOVATION  RESEARCH  (SBIR)  PROGRAM (JUN 1995)
252.227-7019   VALIDATION  OF  ASSERTED  RESTRICTIONS--COMPUTER SOFTWARE  (JUN
               1995)
252.227-7030   TECHNICAL  DATA--WITHHOLDING  OF  PAYMENT  (MAR  2000)
252.227-7034   PATENTS--SUBCONTRACTS  (APR  1984)
252.227-7037   VALIDATION  OF  RESTRICTIVE  MARKINGS  ON  TECHNICAL DATA  (SEP
               1999)
252.227-7039   PATENTS--REPORTING  OF  SUBJECT  INVENTIONS  (APR  1990)
252.231-7000   SUPPLEMENTAL  COST  PRINCIPLES  (DEC  1991)
252.232-7003   ELECTRONIC  SUBMISSION  OF  PAYMENT  REQUESTS  (JAN  2004)
252.235-7010   ACKNOWLEDGMENT  OF  SUPPORT  AND  DISCLAIMER  (MAY  1995)
               Para  (a),  name  of  contracting agency(ies): 'United States Air
               Force'
               Para  (a),  contract  number(s):  'FA9453-04-C-0159'
               Para  (b),  name  of  contracting agency(ies): 'United States Air
               Force'
252.242-7000   POSTAWARD  CONFERENCE  (DEC  1991)
252.243-7002   REQUESTS  FOR  EQUITABLE  ADJUSTMENT  (MAR  1998)
252.244-7000   SUBCONTRACTS  FOR  COMMERCIAL  ITEMS  AND COMMERCIAL COMPONENTS
               (DOD  CONTRACTS)  (MAR  2000)
252.247-7023   TRANSPORTATION  OF  SUPPLIES  BY  SEA  (MAY  2002)
252.247-7024   NOTIFICATION  OF  TRANSPORTATION OF SUPPLIES BY SEA  (MAR 2000)

C.  AIR  FORCE  MATERIEL  COMMAND  FEDERAL  ACQUISITION  REGULATION  SUPPLEMENT
-------------------------------------------------------------------------------
CONTRACT  CLAUSES
-----------------

5352.227-9000   EXPORT-CONTROLLED  DATA  RESTRICTIONS  (AFMC)  (JUL  1997)

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:


A.  FEDERAL  ACQUISITION  REGULATION  CONTRACT  CLAUSES  IN  FULL  TEXT
-----------------------------------------------------------------------

52.211-15  DEFENSE  PRIORITY  AND  ALLOCATION  REQUIREMENTS  (SEP  1990)

This is a rated order certified for national defense use, and the Contractor shall follow all the requirements of the Defense Priorities and Allocations
System  regulation  (15  CFR  700).

52.252-02  CLAUSES  INCORPORATED  BY  REFERENCE  (FEB  1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):
http://farsite.hill.af.mil/

                                      PAGE
                                                     SECTION I  FA9453-04-C-0159
                                                     ---------------------------
                                                                   PAGE 19 OF 21

PART  II  -  CONTRACT  CLAUSES
SECTION  I  -  CONTRACT  CLAUSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

52.252-06  AUTHORIZED  DEVIATIONS  IN  CLAUSES  (APR  1984)

     (a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

     (b) The use in this solicitation or contract of any Defense Federal Acquisition Regulation Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

B.  OTHER  CONTRACT  CLAUSES  IN  FULL  TEXT
--------------------------------------------

PRS-I001 5352.215-9008 ENABLING CLAUSE BETWEEN PRIME CONTRACTORS AND SERVICE CONTRACTORS (AFMC) (JUL 1997) (JUL 2004)

     (a) The Air Force has entered into contracts with "Aerospace Corporation", "Leader Communications Inc.", and "DataComm Sciences" as subcontractor for services to provide technical and administrative support.

     (b) Service tasks involve the application of a broad range of education, skills, knowledge, and experience in many disciplines in support of weapon system acquisition tasks. Tasks involve "independent tests", evaluation and analysis of contractor's proposals", and "financial, business, and general administrative support".

     (c) In the performance of this contract, the Contractor agrees to cooperate with companies stated in paragraph (a) by: "responding to invitations from authorized personnel to attend meetings; providing access to technical information and research, development and planning data, test data and results, schedule and milestone data, financial data including the Contractor's cost/schedule management system/records and accounting system, all in original form or reproduced; discussing technical matters related to the program; providing access to Contractor facilities utilized in the performance of this contract; and allowing observation of technical activities by appropriate support Contractor technical personnel on matters related to the program; providing access to Contractor facilities utilized in the performance of this contract; and allowing observation of technical activities by appropriate support Contractor technical personnel".

     (d) The Contractor further agrees to include in each subcontract over $1 million or 10 percent of prime contract value, whichever is less, a clause requiring compliance by a subcontractor and succeeding levels of subcontractors with the response and access provisions of paragraph (c) above, subject to coordination with the Contractor. This agreement does not relieve the Contractor of responsibility to manage subcontracts effectively and efficiently, nor is it intended to establish privity of contracts between the Government or the service Contractor(s) and such subcontractors.

     (e) Service Contractor personnel are not authorized to direct a Contractor in any manner.

     (f) Service contracts contain an organizational conflict of interest clause that requires the service Contractors to protect the data and prohibits the service Contractors from using the data for any purpose other than that for which the data was presented.

     (g) Neither the Contractor nor their subcontractors shall be required in the satisfaction of the requirements of this clause to perform any effort or supply any documentation not otherwise required by their contract or subcontract.

                                      PAGE
                                                     SECTION I  FA9453-04-C-0159
                                                     ---------------------------
                                                                   PAGE 20 OF 21

PART  III  -  LIST  OF  DOCUMENTS,  EXHIBITS  &  ATTACHMENTS
SECTION  J  -  LIST  OF  ATTACHMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DOCUMENT       PGS     DATE          TITLE
--------       ---     ------        -------------------------------------------

EXHIBIT  A     6       08 JUN 2004   CONTRACT DATA REQUIREMENTS  LIST (CDRL), DD
                                     FORM  1423-1, ITEMS  A001 - A005  AND  B001

ATTACHMENT 1   5       06 AUG 2004   STATEMENT  OF  WORK  ENTITLED "SMALL
                                     SATELLITE  BUS  TECHNOLOGIES"


                                                     SECTION J  FA9453-04-C-0159
                                                     ---------------------------
                                                                   PAGE 21 OF 21